Summary Prospectus Supplement	February 14, 2019

VT George Putnam Balanced Fund
Summary Prospectus dated April 30, 2018

Effective February 28, 2019, the section Your fund’s management is replaced in its entirety with the following:

Your fund’s management
Investment advisor
Putnam Investment Management, LLC

Portfolio managers
Kathryn Lakin, Director of Equity Research, portfolio manager of the fund since 2019
Paul Scanlon, Co-Head of Fixed Income, portfolio manager of the fund since 2016
Emily Shanks, Portfolio Manager, portfolio manager of the fund since 2019

Sub-advisor
Putnam Investments Limited*

* Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

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